Exhibit 99.6
EXECUTION VERSION

U.S. BANK NATIONAL ASSOCIATION,
as Trustee for the Sequoia Alternative Loan Trust,
Mortgage Pass-Through Certificates, Series 2006-1,
WELLS FARGO BANK, N.A.,
as Trust Administrator for the Sequoia Alternative Loan Trust,
Mortgage Pass-Through Certificates, Series 2006-
and
WELLS FARGO BANK, N.A.,
as Custodian

CUSTODIAL AGREEMENT
as of January 1, 2006

EXHIBITS

EXHIBIT 1	FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION
EXHIBIT 2	FORM OF TRUST RECEIPT AND FINAL CERTIFICATION
EXHIBIT 3	FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
EXHIBIT 4	SCHEDULE OF MORTGAGE LOANS
EXHIBIT 5	FORM OF CUSTODIAL FEE LETTER
EXHIBIT 6	AUTHORIZED REPRESENTATIVES OF TRUSTEE
EXHIBIT 7	SERVICING OFFICERS OF COUNTRYWIDE SERVICING LP
EXHIBIT 8	FORM OF CERTIFICATION REGARDING SERVICING CRITERIA TO BE
ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE
-i-

          THIS CUSTODIAL AGREEMENT (the “Custodial Agreement”), dated as of January 1, 2006, by and among U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (the “Trustee”), having an address at Corporate Trust Services – EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, not individually, but solely as trustee under the Pooling and Servicing Agreement for the Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1 (the “Trust”), WELLS FARGO BANK, N.A., having an address at 9062 Old Annapolis Road, Columbia, MD 21045, (the “Trust Administrator”), and WELLS FARGO BANK, N.A., having an address at 1015 Tenth Avenue S.E., Minneapolis, MN 55414, as custodian (the “Custodian”),
W I T N E S S E T H
          WHEREAS, Sequoia Residential Funding, Inc. (the “Depositor”) has agreed to transfer certain conventional adjustable-rate mortgage loans (the “Mortgage Loans”) to the Trustee, pursuant to the terms and conditions of the Pooling and Servicing Agreement, dated January 1, 2006 (the “Pooling and Servicing Agreement”), among the Depositor, RWT Holdings, Inc., as seller (“RWT”), Wells Fargo Bank, N.A., as master servicer and as trust administrator, and the Trustee.
          WHEREAS, the Master Servicer is to oversee and enforce the servicing of the Mortgage Loans by the Servicer pursuant to the terms and conditions of the Pooling and Servicing Agreement, and the Trustee will retain record title to the Mortgage Loans; and
          WHEREAS, the Custodian is a national banking association and is otherwise authorized to act as Custodian pursuant to this Custodial Agreement; and
          NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:
          1. Definitions.
          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, a copy of which has been received by the Custodian.
          Agreement: This Custodial Agreement and all amendments, attachments and supplements hereto.
          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the City of Minneapolis, Minnesota or the city in which the Corporate Trust Office of the Trustee or the Custodian is located are authorized or obligated by law or executive order to be closed.
          Closing Date: February 1, 2006.
          Commission: The United States Securities and Exchange Commission.

          Custodian: Wells Fargo Bank, N.A. or its successor in interest or assigns, or any successor to the Custodian under this Custodial Agreement as herein provided.
          Custodial File: As to each Mortgage Loan, any mortgage loan documents which are delivered to the Custodian or which at any time come into the possession of the Custodian as set forth in Section 2 of this Custodial Agreement.
          Delivery Date: The date which occurs five (5) Business Days prior to the Closing Date or such other date as mutually agreed upon by the Trustee and the Custodian.
          Master Servicer: Wells Fargo Bank, N.A., under the Pooling and Servicing Agreement, as therein provided.
          Mortgage Loan: Each mortgage loan sold, assigned or transferred pursuant to this Custodial Agreement and identified on the Mortgage Loan Schedule attached hereto as Exhibit 4, as such Mortgage Loan Schedule may be supplemented from time to time.
          Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.
          Servicer: Countrywide Home Loans Servicing LP, as provided in the Pooling and Servicing Agreement.
          Subcontractor: Any vendor, subcontractor or other person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Custodian.
          Trust Administrator: Wells Fargo Bank, N.A., as Trust Administrator for the Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1, or its successors or assigns.
          Trust Receipt: Either a Trust Receipt and Initial Certification or a Trust Receipt and Final Certification.
          Trust Receipt and Initial Certification: A trust receipt and initial certification as to each Mortgage Loan, which Trust Receipt and Initial Certification is delivered to the Trustee by the Custodian in the form annexed hereto as Exhibit 1.
          Trust Receipt and Final Certification: A trust receipt and final certification as to each Mortgage Loan, which Trust Receipt and Final Certification is delivered to the Trustee by the Custodian in the form annexed hereto as Exhibit 2.

          Trustee: U.S. Bank National Association, as Trustee for the Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1, or its successor in interest or assigns.
          2. Delivery of Custodial Files.
          The Trustee will deliver and release or cause to be delivered and released to the Custodian on each Delivery Date the following original documents pertaining to each of the Mortgage Loans identified in the related Mortgage Loan Schedule:
(i)	the electronic Mortgage Loan Schedule;

(ii)	(A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed “Pay to the order of [___,] without recourse” and signed in the name of the last named endorsee by an authorized officer, or

(B) with respect to any Lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(iii)	the original of any guarantee executed in connection with the Mortgage Note (if any);

(iv)	the original Mortgage, with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the related Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the related Seller;

(v)	the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the related Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(vi)	the original Assignment of Mortgage as appropriate, in recordable form, for the Mortgage Loan assigned in blank;

(vii)	the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the related Seller, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the Trustee forthwith after return from such recording office);

(viii)	the original mortgage title insurance policy;

(ix)	such other documents that the Trustee may require from time to time, with notification to Custodian which Custodian has consented to review and that are in Custodian’s possession.
          In the event that, pursuant to the Pooling and Servicing Agreement, an Officer’s Certificate of a Master Servicer or Servicer is delivered to the Trustee because of a delay caused by the public recording office in returning any recorded document, the Trustee shall deliver such Officer’s Certificate to the Custodian. The Custodian shall deliver written notice to the Trust Administrator, and the Trust Administrator shall forward to each Rating Agency, as such term is defined in the Pooling and Servicing Agreement, within 270 days from the Closing Date indicating each Mortgage (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage. Such notice shall be delivered every 90 days thereafter until the related Mortgage is returned to the Custodian.
          From time to time, the Trustee shall forward or shall cause to be forwarded to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the related Master Servicer or Servicer, in accordance with the terms of the Pooling and Servicing Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the “Custodial File.” From time to time, the Trustee shall instruct or cause the instruction of the Custodian to deliver certain mortgage loan documents to the Trustee for assignment and recordation.
          At least 24 hours prior to delivery of the Mortgage Loans, the Trustee will provide or cause to be provided to the Custodian, via electronic transmission, a list of all the Mortgage Loans and their related data fields including loan ID, Mortgagor name, mortgaged property address, mortgage rate, maturity date, and original principal balance of each such Mortgage Loan. This data shall be delivered to the Custodian in an acceptable format that can be easily uploaded to the Custodian’s system. A hard copy of the Mortgage Loan Schedule will be delivered to the Custodian at the time of delivery to the Custodian of such documents related to the Mortgage Loans identified in such Mortgage Loan Schedule.
          3. Custodian as Bailee.
          The Custodian hereby acknowledges that it is, and agrees to act as, bailee for the Trustee and is holding each Custodial File delivered to it in trust for the Trustee.
          4. Trust Receipt and Initial Certification of the Custodian.
          (a) No later than 1:00 p.m. Eastern Time on the Closing Date, the Custodian shall deliver to the Trustee, the Trust Administrator and the Depositor a Trust Receipt and Initial Certification certifying, subject to any exceptions noted thereon, as to each Mortgage Loan on the Mortgage Loan Schedule, (i) receipt of the original Mortgage Note and Assignment of Mortgage and (ii) that the Mortgage Note has been reviewed by the Custodian and appears regular on its face and relates to such Mortgage Loan.
          (b) Upon the written directions of the Trustee, and upon the prior tender by the Trustee of an applicable trust receipt or trust receipts (including any related Trust Receipt and

Final Certification that has been issued), the Custodian shall deliver all or any portion of the related Custodial Files held by it pursuant to such Trust Receipt to the Trustee, or to such other party designated by such Trustee in such written direction, and to the place indicated in any such written direction from the Trustee. If such delivery is for less than all of the Custodial Files held by the Custodian with respect to such Trust Receipt (and a Trust Receipt and Final Certification has been issued), the Custodian shall deliver to the Trustee a new Trust Receipt and Final Certification with respect to the related Custodial Files retained by the Custodian. Each Trust Receipt (including any Trust Receipt and Final Certification) surrendered shall be canceled by the Custodian.
          5. Obligations of the Custodian.
          (a) With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Trustee exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with this Custodial Agreement and the instructions furnished by the Trustee. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire-resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in the Custodial File or of any Mortgage Loans or (ii) the collectability, insurability, effectiveness including the authority or capacity of any person to execute or issue any document in the Custodial File, or suitability of any Mortgage Loan unless specified otherwise in this Custodial Agreement. The Custodian shall promptly report to the Trustee any failure on its part to hold the Custodial Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure.
          (b) On or before March 1st of each calendar year, beginning with March 1, 2007, the Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Trustee, the Depositor, the Trust Administrator and Master Servicer (i) year-end audited (if available) financial statements of the Custodian and (ii) a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 5(c) below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.
          (c) On or prior to the Closing Date, the Custodian shall deliver to the Seller, the Trustee, the Master Servicer, the Trust Administrator and the Depositor a certification in the form of Exhibit 8 attached hereto regarding the items it will address in its assessment of compliance with the servicing criteria under this Section 5(c). On or before March 1st of each calendar year, beginning with March 1, 2007, the Custodian shall deliver to the Seller, the Trustee, the Master Servicer, the Trust Administrator and the Depositor a report regarding its assessment of compliance with the servicing criteria identified in Exhibit 8 attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Custodian is performing any of the servicing criteria specified in Exhibit 8 and that are backed by the same asset type backing such asset-backed securities. Each such report shall include (a) a statement of the party’s responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (§ 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Custodian as provided in this Section 5(c).
          (d) The Custodian has not and shall not engage any Subcontractor which is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.
          6. Final Certification.
          Not later than 90 days following the Closing Date, the Custodian shall ascertain that all documents specified in Sections 2(i) through (ix) of this Custodial Agreement are in its possession, and shall deliver to the Trustee, the Trust Administrator and the Depositor a Trust Receipt and Final Certification certifying, subject to any exceptions noted thereon that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to Sections 2(i)-(ix) of this Custodial Agreement are in its possession; (ii) such documents have been reviewed by it (including the information set forth in items (1),(2),(3),(8) and (10) of the Mortgage Loan Schedule) and appear regular on their face and relate to such Mortgage Loan; (iii) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording in the jurisdiction in which recording is necessary; and (iv) each Mortgage Note has been endorsed as provided in Section 2(ii) of this Custodial Agreement and each Mortgage has been assigned in accordance with Section 2(vi) of this Custodial Agreement.
          7. Future Defects.
          During the term of this Custodial Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the Trustee and the related Master Servicer or Servicer.

          8. Release for Servicing.
          From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon written receipt from a Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3, to release to such Servicer the related Custodial File or the documents set forth in such request and receipt. Such Servicer shall promptly return to the Custodian the Custodial File or other such documents when such Servicer’s need therefor no longer exists, unless the related Mortgage Loan shall be liquidated in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from such Servicer to the Custodian in the form annexed hereto as Exhibit 3, such Servicer’s request and receipt submitted pursuant to the first sentence of this Section 8 shall be released by the Custodian to such Servicer. If the Custodian fails to release the Custodial File within five (5) business days of receipt of the request for release of documents, the Custodian, upon the written request of such Servicer, will provide such Servicer with a lost note affidavit and indemnity; provided, however, that in the event such Custodial File did not contain an original Mortgage Note and such exception was duly reported on the document exception report attached to the Trust Receipt and Initial Certification, the Custodian will not be required to provide a lost note affidavit and indemnity. The Custodian agrees to indemnify the Servicer and the Trustee for the reasonable replacement cost of the file, as well as any actual penalties or charges resulting from the failure of the Custodian to return the Mortgage Files within the time frame described above.
          9. Limitation on Release.
          The foregoing provision respecting release to a Servicer of the Custodial Files and documents by the Custodian upon request by such Servicer shall be operative only to the extent that the Custodian shall have used its best efforts to have not released to all of the Servicer active Custodial Files or documents (including those requested) pertaining to more than thirty (30) of the Mortgage Loans in the Mortgage Pool. Any additional Custodial Files or documents requested to be released by any Servicer may be released only upon written authorization of the Depositor. The limitations of this paragraph shall not apply to the release of Custodial Files to a Servicer under Section 10 below.
          10. Release for Payment.
          Upon receipt by the Custodian of the Master Servicer’s or Servicer’s request for release of documents and receipt in the form annexed hereto as Exhibit 3 (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Certificate Account as provided in the Pooling and Servicing Agreement), the Custodian shall promptly, and no later than three days following the receipt of such notice, release the related Custodial File to the Master Servicer or Servicer.
          11. Fees of Custodian.
          The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in Exhibit 5 hereto, the payment of which fees (with the exception of conference room fees and extraordinary time charges which shall be the expense of the party requesting such services), together with the Custodian’s expenses in connection herewith, shall be solely the obligation of the Trust Administrator.
          12. Removal of Custodian.
          The Trustee, with or without cause, may upon at least 60 days’ notice remove and discharge the Custodian from the performance of its duties under this Custodial Agreement by written notice from the Trustee to the Custodian. Having given notice of such removal, the Trustee promptly shall appoint a successor Custodian (which may be the Trustee or an affiliate of the Trustee) to act on behalf of the Trustee by written instrument, one original counterpart of which instrument shall be delivered to the Trustee and an original to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Custodial Agreement. If the Custodian is removed for cause, the fees and expenses of the existing and successor Custodian (including, without limitation, any recertification fees) shall be the responsibility of the removed Custodian. If the Trustee removes the Custodian without cause, the Trustee shall be responsible for payment of all fees and expenses of the existing Custodian, including all expenses incurred in the transmission of the Custodial Files to the successor Custodian and for all applicable release fees of the Custodian; provided, however, that if the Trustee removes the Custodian without cause and upon the written direction of RWT, RWT shall be responsible for payment of all expenses incurred in the transmission of the Custodial Files to the successor Custodian and for all applicable release fees of the Custodian. If the Trustee removes the Custodian without cause, the Trust Administrator shall be responsible for the fees and expenses of the successor Custodian, provided that the schedule of fees of the successor Custodian is substantially similar to that of the existing Custodian.
          13. Transfer of Custodial Files.
          Upon written request of the Trustee, the Custodian shall release to such persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request.
          14. Examination of Custodial Files.
          Upon reasonable prior notice to the Custodian but not less than two (2) Business Days notice, the Trustee and its agents, accountants, attorneys, auditors and designees will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans. The Custodial Files shall be maintained at Wells Fargo Bank, N.A, 24 Executive Park, Suite 100, Irvine, CA 92614 or at such other location as the Custodian may designate in writing to the Trustee.
          15. Insurance of Custodian.
          At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Company’s & Servicer’s Guide. Upon request, the Trustee shall be entitled to receive evidence satisfactory to the Trustee that such insurance is in full force and effect.
          16. Counterparts.
          For the purpose of facilitating the execution of this Custodial Agreement as herein provided and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.
          17. Periodic Statements.
          Within 10 days of each anniversary of the date of this Custodial Agreement, or upon the request of the Trustee at any other time, the Custodian shall provide to the Trustee a list of all the Mortgage Loans and file exceptions for which the Custodian holds a Custodial File pursuant to this Custodial Agreement and the Pooling and Servicing Agreement. Such list may be in a mutually agreeable electronic format.
          18. Governing Law.
          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          19. Copies of Mortgage Documents.
          Upon the request of the Trustee, acting solely at the direction of the Master Servicer, a Servicer or a Certificateholder, the Custodian shall provide the Trustee with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.
          20. No Adverse Interest of Custodian.
          By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no interest adverse to the Trustee, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.
          21. Termination by Custodian.
          The Custodian may terminate its obligations under this Custodial Agreement upon at least 60 days’ prior written notice to the Trustee. In the event of such termination, the Trustee shall appoint a successor Custodian. The payment of such successor Custodian’s fees and expenses shall be solely the responsibility of the Trust Administrator. Upon such appointment, the Custodian shall promptly transfer at its expense to the successor Custodian, as directed, all Custodial Files being administered under this Custodial Agreement.
          22. Term of Agreement.
          Unless terminated pursuant to Section 12 or Section 21 hereof, this Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due under the Pooling and Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.
          23. Notices.
          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the addresses shown on the first page hereof, and in the case of the Trustee, to the attention of Corporate Trust Services, U.S. Bank National Association, Corporate Trust Services – EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, in the case of the Custodian, to the attention of the Document Custodian, 1015 Tenth Avenue, S.E., Minneapolis, MN 55414, and to the Trust Administrator, to the attention of 9062 Old Annapolis Road, Columbia, MD 21045, Attention: Sequoia 2006-1-ALT1, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).
          24. Successors and Assigns.
          The Custodian may assign its rights and obligations under this Agreement, in whole or in part, to any Affiliate; however, the Custodian agrees to notify the Trustee of any such assignment. “Affiliate” is defined as any entity that directly or indirectly is under common control with Custodian, or is under contract to be under common control with Custodian, and shall include a subsidiary or parent company of Custodian.
          This Custodial Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any person into which the Custodian may be merged or converted or with which the Custodian may be consolidated, or any person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary herein notwithstanding. Any assignee shall forward a list of authorized representatives to each party to this Custodial Agreement pursuant to Section 28 of this Custodial Agreement.
          25. Indemnification.
          Neither the Custodian nor any of its directors, affiliates, officers, agents, or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, bad faith or willful misconduct. In no event shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The indemnification set forth in this section shall survive any termination of this Agreement and the termination, resignation or removal of the Custodian.
          The Custodian and any director, officer, employee or agent of the Custodian shall be indemnified by RWT (or if RWT shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to this Custodial Agreement or the performance of any of the Custodian’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Custodian’s duties hereunder or incurred by reason of any action of the Custodian; provided, however, that the sum of (x) such indemnity amounts payable by RWT or the Trust to the Custodian pursuant to Section 3.14(c) of the Pooling and Servicing Agreement, (y) the indemnity amounts payable by RWT or the Trust to the Trust Administrator pursuant to Section 10.05 of the Pooling and Servicing Agreement and (z) the indemnity amounts payable by RWT or the Trust to the Custodian, pursuant to this Section 25, shall not exceed $200,000 per year; provided, further, that any amounts not payable by RWT or the Trust to the Custodian due to the preceding proviso shall be payable by RWT (or if RWT fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso. The indemnification set forth in this section shall survive any termination of this Agreement and the termination, resignation or removal of the Custodian.
          The Custodian agrees to indemnify and defend, from Custodian’s own funds, and hold the Trust and RWT, including its directors, affiliates, officers, agents, and employees, harmless against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them directly relating to or arising out of the Custodian’s breach of this Agreement, negligence, lack of good faith or willful misconduct, or based upon the engagement of any Subcontractor in violation of Section 5(d) or any failure by the Custodian to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement, including any report under Sections 5(b) or 5(c).
          . The indemnification set forth in this section shall survive any termination of this Agreement and the termination, resignation or removal of the Custodian.
          26. Reliance of Custodian.
          In the absence of gross negligence or bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any data communications, magnetic tape, request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement.
          27. Transmission of Custodial Files.
          Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian’s duties hereunder shall be delivered by each Master Servicer, Servicer or the Trustee, as applicable, to the Custodian prior to any shipment of any mortgage files and loan documents hereunder. The Trustee, the Master Servicer or the Servicer, as applicable, will arrange for the provision of such services at the reasonable cost and expense of such Trustee, Master Servicer or Servicer, as applicable (or, at the Custodian’s option, such Trustee, the Master Servicer or Servicer shall reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files and loan documents as the Trustee deems appropriate. Without limiting the generality of the provisions of Section 25 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Trustee, arising out of actions of the Custodian consistent with instructions of such Trustee, Master Servicer or Servicer.
          28. Authorized Representatives.
          Each individual designated as an authorized representative of the Trustee (an “Authorized Representative”) or as an authorized representative of a Master Servicer or Servicer (a “Master Servicing Officer” and “Servicing Officer,” respectively), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Trustee or the related Master Servicer or Servicer, and the specimen signature for each Authorized Representative. Master Servicing Officer or Servicing Officer of each such Authorized Representative, Master Servicing Officer or Servicing Officer of the Trustee, the Master Servicer or any Servicer, as applicable, initially authorized hereunder, is set forth in Exhibit 6, and Exhibit 7, hereto. From time to time, the Trustee, the Master Servicer and any Servicer may, by delivering to the Custodian a revised exhibit, change the information previously given pursuant to this Section 28, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.
          29. Reproduction of Documents.
          This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
          30. Force Majeure.
          The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations adopted after the date of this Agreement, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature to the foregoing.
          31. Limitations on the Responsibilities of the Custodian.
          Except as provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodial Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.
          The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.
          The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection or any lien upon or security interest in any Custodial File.
          Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms and conditions (including without limitation definitions not otherwise set forth in full in this Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, to the extent such terms and provisions are referenced, or are incorporated by reference, into this Agreement only as long as the Custodian shall have been provided a copy of any such document or agreement.
          The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

          Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Custodial File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties hereunder.
          The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Agreement, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.
          No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.
          The Custodian shall have no duty to ascertain whether or not each amount or payment has been received by the Trustee or any third person.
          32. Binding Arbitration.
          Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement (“Disputes”), between or among parties hereto shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation tort claims, counterclaims, claims brought as class actions or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in New York, New York. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties below have caused their names to be duly signed to this Custodial Agreement by their respective officers thereunto duly authorized, all as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as
Trustee for the Sequoia Alternative Loan Trust,
Mortgage Pass-Through Certificates, Series 2006-1

By:	/s/ U.S. Bank National Association
Name:
Title:

WELLS FARGO BANK, N.A.,
as Custodian

By:	/s/ Wells Fargo Bank, N.A.
Name:
Title:

WELLS FARGO BANK, N.A.,
not in its individual capacity but solely as
Trust Administrator for the Sequoia Alternative
Loan Trust, Mortgage Pass-Through Certificates,
Series 2006-1

By:	/s/ Wells Fargo Bank, N.A.
Name:
Title:

EXHIBIT 1
TRUST RECEIPT AND INITIAL CERTIFICATION
February 1, 2006
U.S. Bank National Association
           as Trustee for the
Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1
Attn: Corporate Trust Services /EP-MN-WS3D/ [___]
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1
9062 Old Annapolis Road,
Columbia, MD 21045
Sequoia Residential Funding, Inc.
One Belvedere Place
Suite 330
Mill Valley, CA 94941

Re:	Custodial Agreement, dated as of January 1, 2006, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and Wells Fargo Bank, N.A., as Custodian
     Ladies and Gentlemen:
          I In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan in the Mortgage Loan Schedule that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto as Exhibit A and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.
          The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.
1-1

          This Trust Receipt and Initial Certification is not divisible or negotiable.
          The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at 1015 Tenth Avenue, S.E., Minneapolis, MN 55414, Attention: Document Custodian.
[Signature Page Follows]
1-2

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title:
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EXHIBIT 2
TRUST RECEIPT AND FINAL CERTIFICATION
[Trust Receipt #__________]
[Cut-off Date Principal Balance $__________]
U.S. Bank National Association
           as Trustee for the
Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1
Attn: Corporate Trust Services /EP-MN-WS3D/ [___]
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Sequoia Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1
9062 Old Annapolis Road,
Columbia, MD 21045
Sequoia Residential Funding, Inc.
One Belvedere Place
Suite 330
Mill Valley, CA 94941

Re:	Custodial Agreement, dated as of January 1, 2006, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and Wells Fargo Bank, N.A., as Custodian
Ladies and Gentlemen:
          In accordance with the provisions of Section 6 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(i)-(ix) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; (iii) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording in the jurisdictions in which recording is necessary; and (iv) each Mortgage Note has been endorsed as provided in Section 2(iii) of the Custodial Agreement and each Mortgage has been assigned in accordance with Section 2(v) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.
1-4

          The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.
          This Trust Receipt and Final Certification is not divisible or negotiable.
          The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at 1015 Tenth Avenue, S.E., Minneapolis, MN 55414, Attention: Document Custodian.
[Signature Page Follows]
1-5

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title:
1-6

EXHIBIT 3
REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
To: [Address]

Re:	Custodial Agreement, dated as of January 1, 2006, among U.S.
Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust
Administrator, and Wells Fargo Bank, N.A., as Custodian

In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Trustee, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.
Mortgagor’s Name Address & Zip Code:
Mortgage Loan Number:
Reason for Requesting Documents (check one)

___	1.	Mortgage Loan Paid in Full. (The Trustee or the related Master Servicer or Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Trustee or the related Master Servicer or Servicer.)

___	2.	Mortgage Loan Liquidated By ___ (The Trustee or the related Master Servicer or Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Trustee or the related Master Servicer or Servicer.)

___	3.	Mortgage Loan in Foreclosure

___	4.	Other (explain)
          If box 1 or 2 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.
3-1

          If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

Date:

Or
,
as [Servicer] [Master Servicer]

By:

Name:
Title:

Date:

Acknowledgment of Documents returned to the Custodian:

WELLS FARGO BANK, N.A.,
as Custodian

By:

Name:
Title:

Date:

3-2

EXHIBIT 4
SCHEDULE OF MORTGAGE LOANS
[Attached as Schedule I to the Pooling and Servicing Agreement]
4-1

EXHIBIT 5
FEE SCHEDULE

I. Primary Custody Services:

Transfer Fee	$1.00
Per Mortgage File

File Re-Label	$0.50
Per Mortgage File

Annual Safekeeping Fee	$2.40
Per Mortgage File held at end of the month ($.20 per month)

Release Requests/Rejected Release Requests

Standard Release	$3.50
- 48-hour turnaround time, excludes shipping expense
- Applies to releases related to standard Servicing activity

Rush Release	$4.50
- 24 hour or less release, excludes shipping expense
- Applies to releases related to takeout investor activity

Assumes that shipping expenses would be borne by CSFB. Wells Fargo would be willing to ship files using a courier service and account number provided by CSFB.

II. Other Custody Services

Trailing Document/Final Document Package Filing Fee	$1.00
Per document or final document package.
This includes the tracking, filing and/or forwarding of trailing documents received by Wells Fargo

Copies of Documents
Pull fee per file	$1.00
Per single sided copy	$.25

Endorsement and Assignment Stamping
Per document stamped	$1.00

Bailee Letters	$25.00
Per bailee letter issued

5-1

Trust Receipts/Position Update Reports	$25.00
Per trust receipt or exception report/loan schedule issuance; regardless as to whether or not the report issuance is in connection with a superceding trust receipt

Barcode Labeling of Files	$ .50
Per label created at time of collateral receipt

Transfer Fee	Waived
Per loan transferred from warehouse to securitization.
Entails obtaining required warehouse bank approvals, releasing/paying-off of loans from warehouse lines, system updates, and certification pursuant to securitization.
Assumes that warehouse review encompasses securitization review.

Out of Pocket Expenses	as incurred
Including, but not limited to, travel, attorney’s fees, photocopies, etc.
III.	General Business Assumptions
•	Wells Fargo will provide review and certification services for your account from its facilities located in Irvine, CA.
•	Wells Fargo will utilize the WinCMSS system for loan tracking and record keeping purposes.
•	Final documents will be delivered in pool number and loan number order.
•	Data for loan file transfer requests will be provided to Wells Fargo in electronic format
•	Files received during the “Warehouse” period will be maintained in Irvine, California. Upon Securitization, or as deemed necessary by Wells Fargo files may be moved to one of Wells Fargo’s other safekeeping locations.
Acceptance of this business and fees is based upon our current understanding of Wells Fargo’s roles and responsibilities. Fees for services, other than those covered by this fee schedule, shall be negotiated and approved by both parties in writing prior to the delivery of such service.
August, 2005
5-2

EXHIBIT 6
AUTHORIZED REPRESENTATIVES OF TRUSTEE

NAME	SPECIMEN SIGNATURE

6-1

EXHIBIT 7
SERVICING OFFICERS OF COUNTRYWIDE SERVICING LP

NAME	SPECIMEN SIGNATURE

EXHIBIT 8
FORM OF CERTIFICATION REGARDING SERVICING CRITERIA TO BE
ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE
     The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

17-1

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

Applicable
Servicing Criteria		Servicing Criteria
Reference	Criteria

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF CUSTODIAN],

Date:

By:

Name:
Title: